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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 3, 2005
                        (Date of earliest event reported)


                               KAHIKI FOODS, INC.
             (Exact Name of Registrant as specified in its charter)

                      Ohio                                  333-113925
         (State of Other Jurisdiction                (Commission file Number)
                of Incorporation)

                                   31-1056793
                        (IRS Employer Identification No.)

                     1100 Morrison Road, Gahanna, Ohio 43230
                    (Address of principal executive offices)


               Registrant's Telephone Number, Including Area Code
                                 (614) 322-3198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

         On December 21, 2004, Kahiki Foods, Inc. ("Kahiki") entered into a Convertible Note Purchase Agreement (the "Purchase Agreement") with Townsends, Inc. ("Townsends"), pursuant to which Kahiki issued a $1,000,000 Convertible Promissory Note due December 31, 2009 (the "Note") to Townsends. The Note bears interest at the rate of 5% per annum, which accrues to maturity, and is convertible into Preferred Stock, to be authorized, or Common Stock, at a conversion price of $2.25 per share.

         Pursuant to the Purchase Agreement, Townsends acquired a second $1,000,000 Note under the same terms on June 3, 2005. Kahiki is also obligated to seek shareholder approval of an amendment to Kahiki's Articles of Incorporation to authorize Convertible Preferred Stock at the next annual meeting of Kahiki's shareholders. It is anticipated that Townsends will convert the Note(s) to Preferred Stock upon shareholder approval of the amendment. The Preferred Stock will provide for cumulative annual dividends at an annual rate of $.1125 per share, will be convertible into Common Stock on a share for share basis (subject to anti-dilution rights), will have a liquidation preference of
1.5 times the invested amount, and will entitle Townsends to appoint up to 2 members of Kahiki's Board of Directors. The Purchase Agreement was attached as
Exhibit 10.1 to the Form 8-K filed by Kahiki with the Securities and Exchange Commission on December 28, 2004, and a copy of the second Note is attached hereto as Exhibit 10.7, each of which are incorporated herein by reference.

         On June 3, 2005, Key Bank National Association funded the second tranche under a Term Promissory Note (the "Term Note") in an amount equal to $1,000,000 to Kahiki. The Term Note now totals $2,227,187.48 and matures on June 20, 2012. The Term Note is secured by a Commercial Security Agreement and an Open-End Mortgage on Kahiki's Gahanna, Ohio manufacturing facility and equipment. The Term Note was attached as Exhibit 10.6 to the Form 8-K filed by Kahiki on December 28, 2004 and is incorporated herein by reference.

         Kahiki intends to use the proceeds of these transactions for general corporate purposes, including payment of costs associated with the opening of Kahiki's new Gahanna, Ohio manufacturing facility.

ITEM 9.01.        Financial Statements and Exhibits.

         (c).     Exhibits

                  Exhibit Index

10.1 Convertible Note Purchase Agreement between Kahiki Foods, Inc. and Townsends, Inc. dated December 21, 2004 filed as Exhibit 10.1 to the Report on Form 8-K of Kahiki Foods, Inc. filed on December 28, 2004, is incorporated by reference.

10.6 Term Promissory Note to Key Bank National Association dated December 17, 2004 filed as Exhibit 10.6 to the Report on Form 8-K of Kahiki Foods, Inc. filed on December 28, 2004, is incorporated by reference.

10.7     Convertible Promissory Note to Townsends, Inc. dated June 3, 2005.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                KAHIKI FOODS, INC.

                                                By: /s/ Michael S. Tsao
                                                    --------------------------
                                                    Michael Tsao, Chairman and
                                                    Chief Executive Officer.

Dated:  June 9, 2005